[MTV Letterhead]




Active Apparel Group, Inc.                                     October 22,  1998
1350 Broadway, Suite 2300
New York, NY  10018
Attn:  Edward R. Epstein, Esq.

Reference is made to the agreement dated March 28, 1996, and as amended as of October 21, 1997, and May 26, 1998, with respect to "MTV's THE GRIND" (the "Licensed Property") between MTV Networks, a division of Viacom International Inc., ("MTVN") and Active Apparel Group, Inc. ("Licensee") (the "Agreement"). Capitalized terms used without definition herein shall have the respective definitions set forth in the Agreement.

Effective as of the date hereof, MTVN and Licensee hereby agree that the Basic Provisions of the Agreement shall be amended as follows:

1) With respect to the GUARANTEED MINIMUM ROYALTY payment schedule shall be deleted and replacedby the following:

     The Guaranteed Minimum Royalth for the Licensee Term is US$183,750.00 and shall be payable as follows:

     $37,500.00 upon Licnesee's execution hereof ("Advance")
     $16,250.00 on or before October 1, 1996,
     $16,250.00 on or before January 1, 1997,
     $16,250.00 on or before April 1, 1997,
     $16,250.00 on or before July 1, 1997,
     $16,250.00 on or before October 1, 1997,
     $48,750.00 on or before November 1, 1998,
     $16,250.00 on or before January 1, 1999, and $16,250.00 on or before April, 1999.

     Except as otherwise herein amended, the Agreement is hereby ratified and confirmed in all respects.

     Please indicate your acceptance of the foregoing by signing in the space provided below.

                                             Very truly yours,

                                             MTV NETWORKS, A DIVISION OF
                                             VIACOM INTERNATIONAL INC.



                                             By:/s/ illegible
                                                --------------------------------

                                             Title: VP
                                                    ----------------------------

ACCEPTED AND AGREED TO:

ACTIVE APPAREL GROUP, INC.



By:/s/ George Horowitz
   --------------------------------

Title: President/CEO
       ----------------------------